UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2016

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Electronic Arts Inc. held on July 28, 2016, our stockholders voted on the following proposals and cast their votes as described below.

1.	Election of Directors. The individuals listed below were elected to serve a one-year term on the Board of Directors:

	For	Against	Abstain	Broker Non-vote
Leonard S. Coleman	257,372,655	2,645,349	191,343	15,075,094
Jay C. Hoag	259,389,105	647,545	172,697	15,075,094
Jeffrey T. Huber	258,699,268	1,318,658	191,421	15,075,094
Vivek Paul	258,216,439	1,820,174	172,734	15,075,094
Lawrence F. Probst III	256,867,369	3,170,518	171,460	15,075,094
Talbott Roche	258,439,938	1,566,884	202,525	15,075,094
Richard A. Simonson	259,703,232	313,691	192,424	15,075,094
Luis A. Ubiñas	259,692,932	313,497	202,918	15,075,094
Denise F. Warren	259,976,640	34,692	198,015	15,075,094
Andrew Wilson	258,095,765	1,940,194	173,388	15,075,094

In addition, the following matters were voted on, received the number of votes indicated in the tables below, and were approved by our stockholders:

2.	Amendments to our Executive Bonus Plan (the “Executive Bonus Plan”). The full text of the Executive Bonus Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
256,004,350	4,006,707	198,290	15,075,094

3.	Amendments to our 2000 Equity Incentive Plan (the “EIP”). The full text of the EIP, as amended, and related documents, are filed as Exhibit 10.2 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
243,258,812	16,748,898	201,637	15,075,094

4.	Amendment to our 2000 Employee Stock Purchase Plan (the “ESPP”). The full text of the ESPP, as amended, is filed as Exhibit 10.3 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
259,706,457	461,327	41,563	15,075,094

5.	Advisory vote regarding the compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-vote
255,279,935	4,342,059	587,353	15,075,094

6.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

For	Against	Abstain
272,245,944	2,796,317	242,180

For more information about these proposals, please see our proxy statement dated June 10, 2016.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Bonus Plan, as amended
10.2	2000 Equity Incentive Plan, as amended, and related documents
10.3	2000 Employee Stock Purchase Plan, as amended, and related document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 1, 2016	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Executive Bonus Plan, as amended
10.2	2000 Equity Incentive Plan, as amended, and related documents
10.3	2000 Employee Stock Purchase Plan, as amended, and related document